Exhibit 10.14

EXECUTION VERSION

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL

HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE

ASTERISKS (*****).

AMENDMENT NO. 1 TO COKE PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO COKE PURCHASE AGREEMENT (this “Amendment”), dated as of May 8, 2012, is made by and between HAVERHILL NORTH COKE COMPANY (“Seller”), and AK STEEL CORPORATION (“Purchaser”).

RECITALS

WHEREAS, Seller and Purchaser are parties to that certain Coke Purchase Agreement dated August 31, 2009 (as amended, modified or otherwise supplemented, the “Coke Purchase Agreement”); and

WHEREAS, Seller and Purchaser desire to amend the Coke Purchase Agreement as set forth in this Amendment.

NOW THEREFORE, in consideration of the promises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, agree as follows:

1. Definitions. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the meanings set forth in the Coke Purchase Agreement.

2. Amendment Effective Date. The effective date of this Amendment shall be January 1, 2011 (the “Amendment Effective Date”).

3. Amendments.

(a) Effective on and as of the Amendment Effective Date, Section 3.1(c)(v) is hereby deleted in its entirety and replaced by the following:

(v) The Forecasted O&M Component for each Contract Year will be determined in accordance with the following formula:

Forecasted O&M Component (Coke Plants) = [Forecast O&M Expenses (or if such Forecast is subject to a dispute, the Presumed O&M Expenses, until such time as the dispute is resolved) in respect of the Coke Plants (excluding the Forecast O&M Expenses associated with the Cogeneration Plant) set forth in the approved Forecast for the applicable

Contract Year * *****% and then divided by Purchaser’s Targeted Coke Production in respect of the Coal Blend(s) to be utilized during such Contract Year] + [Forecast O&M Expenses (or if such Forecast is subject to a dispute, the Presumed O&M Expenses, until such time as the dispute is resolved) associated with the Cogeneration Plant set forth in the approved Forecast for the applicable Contract Year ÷ Purchaser’s Targeted Coke Production in respect of the Coal Blend(s) to be utilized during such Contract Year].

(b) Effective on and as of the Amendment Effective Date, Section 3.1(c)(vi) is hereby deleted in its entirety and replaced by the following:

(vi) Seller shall endeavor in good faith to operate and maintain the Coke Plants in accordance with the Forecasted O&M Component for the applicable Contract Year in accordance with Prudent Operating and Maintenance Practices. Subject to the foregoing, within thirty (30) days following the conclusion of each Contract Year, Seller will submit to Purchaser a Written report that summarizes the actual O&M Component for such Contract Year (the “Actual O&M Component”) as determined in accordance with the following formula:

Actual O&M Component = budgeted O&M expenses in respect of the Coke Plants (excluding O&M Expenses associated with the Cogeneration Plant) for the applicable Contract Year * *****%, plus or minus *****% of the variance between actual O&M expenses and budgeted O&M expenses and then divided by the actual Coke Tonnage delivered to Purchaser from the Coke Plants during such Contract Year (including Nonconforming Coke Tonnage rejected by Purchaser) + [budgeted O&M expenses associated with the Cogeneration Plant for the applicable Contract Year, plus or minus *****% of the variance between the actual O&M and the budgeted O&M expenses ÷ the actual Coke Tonnage delivered to Purchaser from the Coke Plants during such Contract Year (including Nonconforming Coke Tonnage rejected by Purchaser)]

Where applicable, but subject to Article VII, Purchaser shall pay Seller an amount equal to the product of (i) any positive difference between (y) the actual O&M Expenses in respect of the Coke Plants and Cogeneration Plant for the applicable Contract Year and (z) the Forecast O&M Expenses in respect of the Coke Plants and Cogeneration Plant as set forth in the Forecast for such Contract Year, converted to a per ton bases and multiplied by (ii) actual Coke production delivered to Purchaser during such Contract Year (excluding, in each case, Nonconforming Coke Tonnage rejected by Purchaser). Where applicable, but subject to Article VII, Seller shall credit Purchaser an amount equal to the product of (i) any negative difference between the (y) Actual O&M Expenses in respect of the Coke Plants and Cogeneration Plant for the applicable Contract Year and (z) Forecasted O&M Expenses in respect of the Coke Plants and Cogeneration Plant for such Contract Year, converted to a per ton bases and multiplied by (ii) actual Coke production delivered to Purchaser during such Contract Year; provided, however, that in no event shall the actual Coke production amount utilized in the denominators to the foregoing formulas be less than *****% of the Targeted Coke Production for the applicable Contract Year; provided, further, that such *****% limitation shall not apply to any Month during such Contract Year when a Production Turndown is in effect. Such payment or credit shall, as applicable, be added to or deducted from the amounts otherwise payable in accordance with the invoice in respect of the Month during which such credit or payment is determined, and shall be subject to reasonable verification by Purchaser. For clarity, set forth on Schedule 3.1(c)(vi) are examples of this calculation showing both a payment by Purchaser and a credit to Purchaser.

(c) Effective on and as of the Amendment Effective Date, Section 3.1(d)(vi) is hereby deleted in its entirety and replaced by the following:

(vi) The Guaranteed Coke Yield Percentage is determined in accordance with the following formula:

Blast furnace coke “dry” yield equals *****% less the sum of the percentage of dry basis volatile matter in the Coal Blend (using the weighted average actual volatile matter in the Coal Blend determined based upon daily coal samples) plus a three percent (*****%) allowance for net operating losses in the coking process plus a five percent (*****%) allowance for Breeze; provided, however, if the Weighted Average actual moisture content of such Coal Blend Tonnage exceeds *****%, then for each increment of *****% in excess of *****%, such *****% allowance shall be correspondingly increased by *****%. By way of example, if the actual Weighted Average moisture content of the Coal Blend is *****%, then the corresponding allowance for net operating losses in the coking process would be *****%.

(d) Effective on and as of the Amendment Effective Date, Schedule 3.1(c)(vi) attached hereto as Attachment A is hereby added to the Coke Purchase Agreement immediately before Schedule 4.1.

4. Miscellaneous.

(a) Counterparts Facsimile Signatures. This Amendment may be executed in one or more counterparts and by the different Parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and same instrument. Any executed counterpart may be delivered by facsimile, and when so delivered, shall be legally enforceable in accordance with its terms. Any such facsimile shall be followed by delivery, as promptly as practicable, of a non-facsimile original.

(b) Mutuality of Drafting. The Parties hereby stipulate and agree that each of them fully participated and was adequately represented by counsel in the negotiation and preparation of this Amendment and the Parties further stipulate and agree that in the event of an ambiguity or other necessity for the interpretation to be made of the context of this Amendment, this Amendment shall not be construed in favor of or against Seller or Purchaser as a consequence of one Party having had a greater role in the preparation of this Amendment, but shall be construed as if the language were mutually drafted by both parties will full assistance of counsel.

(c) Governing Law. This Amendment shall be governed by, construed in accordance with, the laws of the State of Ohio without regard to its conflicts of law provisions, and the rights and remedies of the Parties hereunder will be determined in accordance with such laws.

(d) Captions. The captions and headings in this Amendment are for convenience of reference purposes only and have no legal force or effect. Such captions and headings shall not be considered a part of this Amendment for purposes of interpreting, construing or applying this Amendment and will not define, limit, extend, explain or describe the scope or extent of this Amendment or any of its terms and conditions.

(e) Terms and Conditions of the Coke Purchase Agreement. Except as expressly modified hereby, all terms and conditions of the Coke Purchase Agreement remain in full force and effect and are hereby in all respects ratified and confirmed.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first set forth above.

HAVERHILL NORTH COKE COMPANY

By:	/s/ P. Michael Hardesty
Name: P. Michael Hardesty
Title: Vice President

AK STEEL CORPORATION

By:	/s/ Maurice A. Reed
Name: Maurice A. Reed
Title: Dir. Engineering, Raw Materials & Energy

[AMENDMENT NO. 1 TO COKE PURCHASE AGREEMENT]

ATTACHMENT A

Schedule 3.1(c)(vi)

Example No. 1 – Contract Year O&M Reconciliation - same tons, same cost

	(A) O&M Forecasted Expenses	(B) O&M Actual Expenses	(B) – (A) O&M Expense Variances
Coke Tons Delivered (AK ONLY)	*****	*****

Coke Plants (Total Expense)
Coke	*****	*****	*****
Heat	*****	*****	*****

Cogeneration (Total Expense)	*****	*****	*****

Total	*****	*****	*****

Total O&M Variance Split Due (To) / From AK			*****

Total O&M Due from AK for Current Year			*****

Total Paid by AK during Current Year			*****

Total Net Due (To) / From AK			*****

Forecasted O&M Rate			*****

Actual O&M Rate			*****

Rate Difference			*****

Net Due (To) / From AK			*****

*	AK’s burden/benefit is *****% of the *****% over or under for Coke and *****% of the over or under for Power.
**	Includes Variance between Forecasted and Actual
†	Current Year Sales X Current Year Forecasted O&M Rate
‡	Difference due to billing at 2 decimal places when the budget is actually more (*****)

Schedule 3.1(c)(vi) - 1

Example No. 2 – Contract Year O&M Reconciliation—same tons, increase cost

	(A) O&M Forecasted Expenses	(B) O&M Actual Expenses	(B) – (A) O&M Expense Variances
Coke Tons Delivered (AK ONLY)	*****	*****

Coke Plants (Total Expense)
Coke	*****	*****	*****
Heat	*****	*****	*****

Cogeneration (Total Expense)	*****	*****	*****

Total	*****	*****	*****

Total O&M Variance Split Due (To) / From AK			*****

Total O&M Due from AK for Current Year			*****

Total Paid by AK during Current Year			*****

Total Net Due (To) / From AK			*****

Forecasted O&M Rate			*****

Actual O&M Rate			*****

Rate Difference			*****

Net Due (To) / From AK			*****

*	AK’s burden/benefit is *****% of the *****% over or under for Coke and *****% of the over or under for Power.
**	Includes Variance between Forecasted and Actual
†	Current Year Sales X Current Year Forecasted O&M Rate

Schedule 3.1(c)(vi) - 2

Example No. 3 – Example Contract Year O&M Reconciliation—same tons, decrease cost

	(A) O&M Forecasted Expenses	(B) O&M Actual Expenses	(B) – (A) O&M Expense Variances
Coke Tons Delivered (AK ONLY)	*****	*****

Coke Plants (Total Expense)
Coke	*****	*****	*****
Heat	*****	*****	*****

Cogeneration (Total Expense)	*****	*****	*****

Total	*****	*****	*****

Total O&M Variance Split Due (To) / From AK			*****

Total O&M Due from AK for Current Year			*****

Total Paid by AK during Current Year			*****

Total Net Due (To) / From AK			*****

Forecasted O&M Rate			*****

Actual O&M Rate			*****

Rate Difference			*****

Net Due (To) / From AK			*****

*	AK’s burden/benefit is *****% of the *****% over or under for Coke and *****% of the over or under for Power.
**	Includes Variance between Forecasted and Actual
†	Current Year Sales X Current Year Forecasted O&M Rate

Schedule 3.1(c)(vi) - 3

Example No. 4 – Example Contract Year O&M Reconciliation, decrease tons, same cost

	(A) O&M Forecasted Expenses	(B) O&M Actual Expenses	(B) – (A) O&M Expense Variances
Coke Tons Delivered (AK ONLY)	*****	*****

Coke Plants (Total Expense)
Coke	*****	*****	*****
Heat	*****	*****	*****

Cogeneration (Total Expense)	*****	*****	*****

Total	*****	*****	*****

Total O&M Variance Split Due (To) / From AK			*****

Total O&M Due from AK for Current Year			*****

Total Paid by AK during Current Year			*****

Total Net Due (To) / From AK			*****

Forecasted O&M Rate			*****

Actual O&M Rate			*****

Rate Difference			*****

Net Due (To) / From AK			*****

*	AK’s burden/benefit is *****% of the *****% over or under for Coke and *****% of the over or under for Power.
**	Includes Variance between Forecasted and Actual
†	Current Year Sales X Current Year Forecasted O&M Rate

Schedule 3.1(c)(vi) - 4

Example No. 5 – Example Contract Year O&M Reconciliation—decrease tons, increase costs

	(A) O&M Forecasted Expenses	(B) O&M Actual Expenses	(B) – (A) O&M Expense Variances
Coke Tons Delivered (AK ONLY)	*****	*****

Coke Plants (Total Expense)
Coke	*****	*****	*****
Heat	*****	*****	*****

Cogeneration (Total Expense)	*****	*****	*****

Total	*****	*****	*****

Total O&M Variance Split Due (To) / From AK			*****

Total O&M Due from AK for Current Year			*****

Total Paid by AK during Current Year			*****

Total Net Due (To) / From AK			*****

Forecasted O&M Rate			*****

Actual O&M Rate			*****

Rate Difference			*****

Net Due (To) / From AK			*****

*	AK’s burden/benefit is *****% of the *****% over or under for Coke and *****% of the over or under for Power.
**	Includes Variance between Forecasted and Actual
†	Current Year Sales X Current Year Forecasted O&M Rate

Schedule 3.1(c)(vi) - 5

Example # 6 – Example Contract Year O&M Reconciliation—decrease tons, decrease costs

	(A)	(B)	(B) – (A)
	O&M Forecasted Expenses	O&M Actual Expenses	O&M Expense Variances
Coke Tons Delivered (AK ONLY)	*****	*****

Coke Plants (Total Expense)
Coke	*****	*****	*****
Heat	*****	*****	*****

Cogeneration (Total Expense)	*****	*****	*****

Total	*****	*****	*****

Total O&M Variance Split Due (To) / From AK			*****

Total O&M Due from AK for Current Year			*****

Total Paid by AK during Current Year			*****

Total Net Due (To) / From AK			*****

Forecasted O&M Rate			*****

Actual O&M Rate			*****

Rate Difference			*****

Net Due (To) / From AK			*****

*	AK’s burden/benefit is *****% of the *****% over or under for Coke and *****% of the over or under for Power.
**	Includes Variance between Forecasted and Actual
†	Current Year Sales X Current Year Forecasted O&M Rate

Schedule 3.1(c)(vi) - 6

Example # 7 – Example Contract Year O&M Reconciliation—increase tons, same costs

	(A)	(B)	(B) – (A)
	O&M Forecasted Expenses	O&M Actual Expenses	O&M Expense Variances
Coke Tons Delivered (AK ONLY)	*****	*****

Coke Plants (Total Expense)
Coke	*****	*****	*****
Heat	*****	*****	*****

Cogeneration (Total Expense)	*****	*****	*****

Total	*****	*****	*****

Total O&M Variance Split Due (To) / From AK			*****

Total O&M Due from AK for Current Year			*****

Total Paid by AK during Current Year			*****

Total Net Due (To) / From AK			*****

Forecasted O&M Rate			*****

Actual O&M Rate			*****

Rate Difference			*****

Net Due (To) / From AK			*****

*	AK’s burden/benefit is *****% of the *****% over or under for Coke and *****% of the over or under for Power.
**	Includes Variance between Forecasted and Actual
†	Current Year Sales X Current Year Forecasted O&M Rate

Schedule 3.1(c)(vi) - 7

Example # 8 – Example Contract Year O&M Reconciliation—increase tons, increase costs

	(A)	(B)	(B) – (A)
	O&M Forecasted Expenses	O&M Actual Expenses	O&M Expense Variances
Coke Tons Delivered (AK ONLY)	*****	*****

Coke Plants (Total Expense)
Coke	*****	*****	*****
Heat	*****	*****	*****

Cogeneration (Total Expense)	*****	*****	*****

Total	*****	*****	*****

Total O&M Variance Split Due (To) / From AK			*****

Total O&M Due from AK for Current Year			*****

Total Paid by AK during Current Year			*****

Total Net Due (To) / From AK			*****

Forecasted O&M Rate			*****

Actual O&M Rate			*****

Rate Difference			*****

Net Due (To) / From AK			*****

*	AK’s burden/benefit is *****% of the *****% over or under for Coke and *****% of the over or under for Power.
**	Includes Variance between Forecasted and Actual
†	Current Year Sales X Current Year Forecasted O&M Rate

Schedule 3.1(c)(vi) - 8

Example # 9 – Example Contract Year O&M Reconciliation—increase tons, decrease costs

	(A)	(B)	(B) – (A)
	O&M Forecasted Expenses	O&M Actual Expenses	O&M Expense Variances
Coke Tons Delivered (AK ONLY)	*****	*****

Coke Plants (Total Expense)
Coke	*****	*****	*****
Heat	*****	*****	*****

Cogeneration (Total Expense)	*****	*****	*****

Total	*****	*****	*****

Total O&M Variance Split Due (To) / From AK			*****

Total O&M Due from AK for Current Year			*****

Total Paid by AK during Current Year			*****

Total Net Due (To) / From AK			*****

Forecasted O&M Rate			*****

Actual O&M Rate			*****

Rate Difference			*****

Net Due (To) / From AK			*****

*	AK’s burden/benefit is *****% of the *****% over or under for Coke and *****% of the over or under for Power.
**	Includes Variance between Forecasted and Actual
†	Current Year Sales X Current Year Forecasted O&M Rate

Schedule 3.1(c)(vi)—9